Exhibit 99.1

                                                   [SIX FLAGS INVESTOR DAY LOGO]

                                  Mark Shapiro

                             Chief Executive Officer

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                                                   [SIX FLAGS INVESTOR DAY LOGO]

Forward Looking Statements

The information contained in this presentation, other than historical information, consists of forward-looking statements within the meaning of
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. These statements may involve risks and uncertainties that could cause actual results to differ materially from those described in such statements. These risks and uncertainties include, among others, Six Flags' success in implementing its business strategy. Although Six Flags believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors, including factors impacting attendance, such as local conditions, events, disturbances and terrorist activities, risk of accidents occurring at Six Flags' parks, adverse weather conditions, general economic conditions (including consumer spending patterns), competition, pending, threatened or future legal proceedings and other factors could cause actual results to differ materially from Six Flags' expectations. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the caption "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in Six Flags' Annual Report on Form 10-K for the year ended December 31, 2007, which is available free of charge on Six Flags' website http://www.sixflags.com. Additionally, the company uses non GAAP measures, such as Adjusted EBITDA and Free Cash Flow. Reconciliations of these measures to GAAP can also be found on the company's website.

                                                                               2
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                                                   [SIX FLAGS INVESTOR DAY LOGO]

                            Introduction to Six Flags

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                                                   [SIX FLAGS INVESTOR DAY LOGO]

Welcome to Six Flags!

o     Six Flags is the world's largest regional theme park company

      -     Approximately 25M guests annually

      -     Operates 20 theme/water parks in North America(1)

o Six Flags appeals to a broad demographic, with 75% of our customers within 100 miles of our parks

                 [FOLLOWING TABLE IS REPRESENTED AS A PIE CHART]

                            Caucasian           66%
                            Hispanic             9%
                            African American    19%
                            Asian/Other          6%

                 [FOLLOWING TABLE IS REPRESENTED AS A PIE CHART]

                            0-25 miles          31%
                            26-50 miles         25%
                            51-100 miles        20%
                            101-150 miles        7%
                            151-200 miles        5%
                            201-300 miles        4%
                            300+ miles in US     6%
                            Other Countries      2%

                 [FOLLOWING TABLE IS REPRESENTED AS A PIE CHART]

                            age 3-11            22%
                            age 12-17           26%
                            age 18-34           31%
                            age 35-49           17%
                            age 50+              4%

          ------------------------------------------------------------

               75% of our consumers claim their primary reason for attending is to spend time with family and friends

          ------------------------------------------------------------

(1) 21 parks including Six Flags New Orleans, which will not open in 2008 Demographic Reports Source: ATS November 2007 YTD Survey

                                                                               4
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                                                   [SIX FLAGS INVESTOR DAY LOGO]

                         Expansive Geographic Footprint

                          -----------------------------

                          Six Flags serves 7 of the top
                           10 metro areas and reaches
                              9 of the top 10 DMAs

                          -----------------------------

                     [FOLLOWING TABLE REPRESENTED AS A MAP]

                                     Atlanta

                                     Chicago

                                     Dallas

                                   Lake George

                                   Los Angeles

                                   Louisville

                                   New England

                              New York/Philadelphia

                                   San Antonio

                                  San Francisco

                                    St. Louis

                                  Washington DC

                          -----------------------------

                             Six Flags' other North
                           America parks are La Ronde
                           (in Montreal) and Six Flags
                             Mexico (in Mexico City)

                          -----------------------------
                                                                               5
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                                                   [SIX FLAGS INVESTOR DAY LOGO]

2006: Clean-up the Parks

o     Improved Guest Experience

o     Increased Total Revenue Per Capita by 14%

o Built Corporate Alliance sales team and grew revenue from $16M under contract to $26M by year end

o Brought numerous name brand offerings into the parks (including Papa John's, Coldstone Creamery and Kodak)

      [PAPA JOHN'S PIZZA LOGO]    [COLD STONE CREAMERY LOGO]    [KODAK LOGO]

o     Negotiated/closed sale of 10 parks for ~ $400M (implied EBITDA multiple of ~ 11x)
                                                                               6
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                                                   [SIX FLAGS INVESTOR DAY LOGO]

2007: Broaden the Offering

o Implemented capital plan to broaden the family offering (e.g., Wiggles Worlds, Thomas Towns, Cirque Coobrila, Tony Hawk Spinning Coasters, Operation Spy Girl)

o Implemented Staffing Initiative to improve recruitment, training, retention and efficiency, all aimed at improving guest service

o     Key Guest Satisfaction scores at all time highs

o     Grew Total Revenue Per Capita 3% (17% cumulative growth in 2 yrs)

o     Grew Sponsorship revenue to $38M ($22M cumulative growth in 2 yrs)

o Refinanced $1.1B Senior Secured debt with more flexible covenants, lower interest rates, and extended maturities

o Invested in IT infrastructure to position Six Flags for growth (e.g., POS, Six Flags Media Networks)

o Completed strategic investment in dick clark productions, inc. and acquisition of the minority interest in Six Flags Discovery Kingdom (San Francisco)

                                                                               7
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                                                   [SIX FLAGS INVESTOR DAY LOGO]

dick clark productions "DCP" Investment

o Attractive investment opportunity with meaningful growth potential at an attractive price ($40M investment for LTM Adjusted EBITDA of $7M)

o Content synergies through leveraging the DCP library across our portfolio of parks via Six Flags Media Networks at no additional cost

o Cost efficiencies by utilizing DCP in lieu of more expensive live shows in our theaters

o     Expansive content for packaged sponsorship opportunities

o Promotional benefits of utilizing tickets to exclusive DCP television events to drive sales of season passes, groups, etc.

o Leverage DCP programming and music relationships to enhance Six Flags' product offerings and drive attendance

                                                                               8
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                                                   [SIX FLAGS INVESTOR DAY LOGO]

                              2008 Key Initiatives

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                                                   [SIX FLAGS INVESTOR DAY LOGO]

2008 : Drive Core Business, Grow New Revenue Streams, Control Costs

o     A Thrilling Capital Program

      -     Includes 7 coasters in 7 parks

o     More efficient, targeted marketing plan

o     Continued growth in per capita spending

o     Grow high margin Sponsorship and Licensing revenue streams

o     Full year benefit of DCP investment and Discovery Kingdom acquisition

o     Substantial productivity and cost efficiencies

                                                                              10
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                                                   [SIX FLAGS INVESTOR DAY LOGO]

2008 Expense Reductions

o     Reduce cash Operating Expenses (excluding cost of sales) by $50M

o     Approximately $25M of reductions are marketing-related

      o     Moving from 3 to 2 advertising agencies

      o     Less radio, more on-line spending

      o     Concentrating spending into Spring and early Summer Season

o     Approximately $25M of reductions are operationally-related

      o     Reduced full-time headcount primarily through an Early Retirement
            Program

      o Labor savings through rollout of our "real-time" Seasonal Labor Tracking System

      o Cost savings associated with the removal of inefficient rides and attractions

                                                                              11
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                                                   [SIX FLAGS INVESTOR DAY LOGO]

International Opportunities

o Six Flags has concluded its first international licensing agreement for a Six Flags theme park to be developed in Dubai

o We have also entered into a 1-year exclusivity agreement with respect to a potential Six Flags theme park/resort development in China

o We are in discussions concerning several other international theme park development opportunities:

      -     Middle East

      -     India

      -     East Asia

o     International theme park development opportunities may include fees for:

      -     Regional exclusivity

      -     Theme park design and development

      -     Brand licensing

      -     Management services

o No plan to invest capital; therefore, purely incremental high-margin cash flow for Six Flags

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                                                   [SIX FLAGS INVESTOR DAY LOGO]

                                   Jeff Speed

                          EVP & Chief Financial Officer


                               Financial Overview

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                                                   [SIX FLAGS INVESTOR DAY LOGO]

                          Selected Performance Metrics

                 [FOLLOWING TABLE IS REPRESENTED AS A BAR CHART]

                             Attendance* (millions)

                            2002             27.9
                            2003             28.2
                            2004             27.5
                            2005             28.7
                            2006             24.8
                            2007             24.9

                 [FOLLOWING TABLE IS REPRESENTED AS A BAR CHART]

                            Total revenue per capita*
                            2002           $31.55
                            2003           $31.30
                            2004           $31.95
                            2005           $33.35
                            2006           $38.07
                            2007           $39.06

* Excludes parks sold and certain non-recurring costs. Years 2003-2005 include the Six Flags New Orleans park, which did not operate in 2006 or 2007, and will not operate in 2008


o     Attendance

      -     The Company experienced limited attendance growth from 2002 to 2005

      -     Attendance has declined as the Company has re-positioned the brand

      -     Average attendance over the past 6 years is 27 million


o     Total revenue per capita

      -     Cumulative growth of 6% from 2002 to 2005

      - Total revenue per capita increased 17% from 2005 to 2007, driven by improved products, higher price points and sponsorship revenue

                                                                              14
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                                                   [SIX FLAGS INVESTOR DAY LOGO]

                           Selected Financial Metrics

                 [FOLLOWING TABLE IS REPRESENTED AS A BAR CHART]

                              Adjusted EBITDA ($M)*

                                 2005      261
                                 2006      195
                                 2007      190

                 [FOLLOWING TABLE IS REPRESENTED AS A BAR CHART]

                           Capital Expenditures ($M)*

                                 2005      163
                                 2006      123
                                 2007      116

                 [FOLLOWING TABLE IS REPRESENTED AS A BAR CHART]

                              Free Cash Flow ($M)*

                                 2005     -115
                                 2006     -147
                                 2007     -171

*     Excludes sale parks and certain non-recurring costs

o     Adjusted EBITDA

      - Six Flags experienced Adjusted EBITDA declines in 2006 and 2007, driven by increased costs to improve the product

o     Capital Expenditures

      -     Annual capital spending has been significantly reduced

      - A minimum amount of capital expenditures will always be required in order to maintain existing assets and attendance base

o     Free Cash Flow**

      -     Six Flags has historically generated negative free cash flow

      - In recent years, Six Flags has relied on asset sales to generate liquidity

** "Free Cash Flow", a non GAAP measure, is defined as Adjusted EBITDA less cash interest, cash taxes, cash paid for debt issuance costs, dividends, and capital expenditures

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                                                   [SIX FLAGS INVESTOR DAY LOGO]

Financial Developments

o     4Q 2007 Reduction in Stockholder's Equity

      o Company adopted EITF Topic D-98, resulting in a $252.6M stockholder's deficit.

      o Deficit is a result of reflecting the full redemption prices of the limited partnership units related to Six Flags Over Georgia and Six Flags Over Texas that can be put to Six Flags as "mezzanine equity"

o No change to Income Statement, Cash Flows or economic impact on the Company as it relates to the Partnership Parks

                                                                              16
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                                                   [SIX FLAGS INVESTOR DAY LOGO]

2007 to 2008 "Bridge"

                                                              (in $M)
                                                             --------
2007 Adjusted EBITDA                                             $190
  plus OpEx Savings                                                50
  plus Increase in Sponsorship and Licensing                       13
  plus Increase in Guest Spending Per Caps                         10
  plus Full-Year Impact of DCP and SFDK                             7
                                                             --------
2008 "Flat" Adjusted EBITDA*                                      270
  less CapEx                                                     (100)
  less Cash Interest, 1Q PIERS Dividend and Taxes                (180)
                                                             --------
2008 "Flat" Free Cash Flow*                                      ($10)
                                                             ========

* Assumes no attendance growth. Does not include $15M of remaining 2008 PIERS dividend payments. Declaration and payment is at the discretion of the Board.

--------------------------------------------------------------------------------

   Free cash flow neutral with ~ 1% attendance growth to 25.2 million in 2008, or an additional ~ 1% per capita guest spending increase

--------------------------------------------------------------------------------

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                                                   [SIX FLAGS INVESTOR DAY LOGO]

2008 Q1 Preview

o     Revenues increased by 35% over 2007 performance

      - Company benefited from Easter Holiday shift, resulting in 19% attendance growth

      -     Per Capita guest spending increased 13% over Q1 2007

o     Guest spending increases were across the board

o     Cash Operating Expenses improved by 6%, or $8M

o     Favorable Comparisons to 2005, the last year Easter was a Q1 Event

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                                                   [SIX FLAGS INVESTOR DAY LOGO]

                                 Q1 Performance
                                '08 vs. '07 & '05

                                                                    2008 Better/(Worse) Than
                                                            -----------------------------------------
                                  (In $'s millions)                 2007                 2005
                           ------------------------------   -------------------   -------------------
                             2008       2007       2005        $$         %          $$         %
                           --------   --------   --------   --------   --------   --------   --------
STATISTICS
----------
Op Days                         179        156        187         23         15%        (8)      (4%)

Attendance (in millions)        1.4        1.2        1.5        0.2         19%      (0.1)      (5%)
                                                                                  --------   --------
Total Rev Per Cap            $47.11     $41.51     $32.62      $5.60         13%    $14.49       44%
                                                                                  --------   --------
FINANCIALS
----------                                                              --------
Total Revenue                  68.2       50.7       49.5       17.6         35%      18.7       38%
                                                                        --------
Cost of Sales                   6.1        4.5        4.9       (1.6)       (36%)     (1.2)     (24%)
                           --------   --------   --------   --------              --------
Gross Margin                   62.1       46.2       44.5       15.9         35%      17.5       39%
                                                                        --------
Operating Exp                 116.5      124.1      109.0        7.6          6%      (7.5)      (7%)
                           --------   --------   --------   --------    --------  --------
EBITDA                        (54.4)     (77.9)     (64.4)      23.5         30%      10.0       16%

EinE / Min Int EBITDA           0.5        9.1        5.3       (8.5)       (94%)     (4.8)     (90%)
                           --------   --------   --------   --------    --------  --------   --------
Adjusted EBITDA              ($53.9)    ($68.9)    ($59.1)     $15.0         22%      $5.2        9%
                           ========   ========   ========   ========    --------  ========   --------

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                                                   [SIX FLAGS INVESTOR DAY LOGO]

                              Debt Maturity Profile

                 [FOLLOWING TABLE IS REPRESENTED AS A BAR CHART]

                 2008     2009    2010    2011    2012    2013    2014   2015
                 -----    ----    ----    ----    ----    ----    ----   -----
                                              ($M)
Original         1,022     288     300       0       0     388     504     299
Current              9     296     289       9       9     658     473   1,066

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                                                   [SIX FLAGS INVESTOR DAY LOGO]

PIERS and 2010 Maturities

o Six Flags has various potential alternatives to address the $288M PIERS due in August 2009 and the $280M 8.875% Notes due February 2010

      -     $300M uncommitted optional Term Loan

      -     Refinancing or exchange/extension

      -     Asset Sales (excess land and/or parks)

      -     New Orleans Insurance claim

o Potential Delaware Law restrictions on dividends and/or redemption of the PIERS

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                                                   [SIX FLAGS INVESTOR DAY LOGO]

                             Future Growth Potential
                                           ---------

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                                                   [SIX FLAGS INVESTOR DAY LOGO]

Future Growth Potential

o     2011 Scenario 1 Assumptions:
      ----------------------------

      -     Theme Park revenue growth at forecasted CAGR of 3.9%*

      -     Sponsorship and International Revenue reaches $100M

      -     Cost of Goods Sold is 9% of Theme Park revenue

      -     Operating Expense growth at 4.5% CAGR off 2008 guidance


                                           2007        2011       CAGR
                                           ----        ----       ----
Total Revenue (M)                          $973      $1,190       5.2%
Cost of Goods Sold                           81         100       5.3%
Cash Operating Expenses                     664         700   1.3% / 4.5%**
Minority Interest                            38          40       1.2%
                                       --------    --------
Adjusted EBITDA                            $190        $350      16.6%
Capex, Interest, Taxes and Other            361         300      -4.5%
                                       --------    --------
Free Cash Flow (M)                       ($171)         $50
                                       ========    ========
Consol. Leverage (excl. PIERS)            11.6x        6.3x
Consol. Leverage (incl. PIERS)            13.1x        7.1x

*Source - 2007 PricewaterhouseCoopers Global Entertainment and Media Outlook 2007-2011

** Operating Expense CAGR is 1.3% from 2007-2011 or 4.5% off 2008 guidance of $614M

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Future Growth Potential

o     2011 Scenario 2 Assumptions:
      ----------------------------

      -     Attendance reaches 6-year historical average of 27M

      -     Total revenue per capita reaches $47.00

      -     Cost of Goods Sold is 8.5% of revenue

      -     Operating Expense growth at a 5.5% CAGR off 2008 guidance


                                           2007        2011       CAGR
                                           ----        ----       ----
Total Revenue (M)                          $973      $1,269       6.9%
Cost of Goods Sold                           81         109       7.5%
Cash Operating Expenses                     664         720    2.1% / 5.5%*
Minority Interest                            38          40       1.2%
                                       --------    --------
Adjusted EBITDA                            $190        $400      20.6%
Capex, Interest, Taxes and Other            361         300      -4.5%
                                       --------    --------
Free Cash Flow (M)                       ($171)        $100
                                       ========    ========
Consol. Leverage (excl. PIERS)            11.6x        5.5x
Consol. Leverage (incl. PIERS)            13.1x        6.2x


* Operating Expense CAGR is 2.1% from 2007-2011 or 5.5% off 2008 guidance of
$614M

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